Exhibit 99.1

   Investor UpdateBarclays Global Financial Services Conference  September 10, 2019

 This presentation contains summarized information concerning Mr. Cooper Group Inc. (the “Company”) and the Company’s business, operations, financial performance and trends. No representation is made that the information in this presentation is complete. For additional financial, statistical and business related information, as well as information regarding business and segment trends, see the Company’s most recent Annual Report on Form 10-K (“Form 10-K”) and Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”), as well other reports filed with the SEC from time to time. Such reports are or will be available in the Investors section of the Company’s website (www.mrcoopergroup.com) and the SEC’s website (www.sec.gov).Forward Looking Statements. This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical or current fact included in this presentation that address activities, events, conditions or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business and these statements are not guarantees of future performance. Forward-looking statements may include the words “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “strategy,” “future,” “opportunity,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in documents Mr. Cooper has filed or will file from time to time with the SEC. These risk factors will be important to consider in determining future results and should be reviewed in their entirety. These forward-looking statements are expressed in good faith, and Mr. Cooper believes there is a reasonable basis for them. However, the events, results or trends identified in these forward-looking statements may not occur or be achieved. Forward-looking statements speak only as of the date they are made, and Mr. Cooper is not under any obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, except as required by law. Readers should carefully review the statements set forth in the reports that Mr. Cooper has filed or will file from time to time with the SEC.Basis of Presentation. For purpose of Mr. Cooper's financial statement presentation, Mr. Cooper Group Inc. was determined to be the accounting acquirer in the WMIH Corp. merger. “Predecessor” financial information relates to Nationstar and “Successor” financial information relates to Mr. Cooper. The financial results for the three months ended June 30, 2019, the three months ended March 31, 2019, and the three months ended December 31, 2018 reflect the results of the Successor. With respect to the three months ended September 30, 2018, the Company has presented the results on a “combined” basis by combining the financial results of the Predecessor for the period from July 1, 2018 through July 31, 2018 and the financial results of the Successor for the period from August 1, 2018 through September 30, 2018. Although the separate financial results of the Predecessor for the period from July 1, 2018 through July 31, 2018 and the Successor for the period from August 1, 2018 through September 30, 2018 are each separately presented under generally accepted accounting principles (“GAAP”) in the United States, the combined results reported reflect non-GAAP financial measures, because a different basis of accounting was used with respect to the financial results for the Predecessor as compared to the financial results of the Successor. The financial results for the three months ended June 30, 2018 reflect the results of the Predecessor.Non-GAAP Measures. This presentation contains certain references to non-GAAP measures. Please refer to the Appendix for more information on non-GAAP measures.   Important Information

Evolution of the Leading Non-bank Mortgage Servicer

Mr. Cooper is a leading operator among non-bank servicers, having grown its portfolio at a 40% CAGR since 2006, thanks to core competencies that include technology, innovation, and culture

Mr. Cooper's Industry-leading Portfolio Growth



$644B
40% CAGR
$10B
2006
2008
2010
2012
2014
2016
2018
2Q'19

1991-2010
High-touch Servicing Focus

- Twenty years experience servicing high-touch customers
- 2006: Acquired by Fortress and rebranded to Nationstar
- 2008: Selected as preferred servicing partner by GSEs

2011-2017
Transition to Standard Servicing

- Emerged as a leader in servicing performance and selectively entered subservicing
- 2012: Nationstar completes IPO, with Fortress holding over 70% controlling stake
- 2013: Nationstar acquires $215 billion servicing portfolio from Bank of America

TODAY
Largest Non-bank Servicer

- Top performing servicer
- Merger with WMIH in July 2018 and rebranding as Mr. Cooper Group
- Mr. Cooper acquires Assurant Mortgage Solutions, Pacific Union, and Seterus between 8/2018-2/2019

Mr. Cooper Group 3

                 Transition from controlled company to fully public institution. Monetized $6 billion in Net Operating Losses  JULY 2018  Brought Xome to scale in field services, valuation, and title/close.  AUGUST 2018  Announced acquisition of $24 bn in owned UPB and $24 bn in subservicing UPB  JANUARY 2019  Doubled correspondent origination capability, which is now our primary channel for new customer acquisition  FEBRUARY 2019    Transformation of Mr. Cooper in 2018-9  In the last year, Mr. Cooper has completed four strategically important transactions that position it for stronger profitability and more sustainable performance

Servicing 3.8 Million Customers

Mr. Cooper's market position as a leading servicer is attributable to strong operational skills and a customer-centric focus

Mortgage Servicer League Table

Rank	Servicer	Total Servicing	Market Share
1	Wells Fargo	$1,452	13.3%
2	Chase	$780	7.1%
3	**mr. cooper**	**$644**	**5.9%**
4	New Residential	$441	4.0%
5	Bank of America	$441	4.0%
6	Quicken	$339	3.1%
7	PennyMac	$335	3.1%
8	US Bank	$304	2.8%
9	Lakeview	$291	2.7%
10	LoanCare	$288	2.6%

Portfolio Composition



$644B UPB
Fannie
14%
Freddie
8%
Ginnie
17%
PLS
10%
Reverse
4%
Subservicing
47%

Key Success Factors

- Scale
- Low-cost platform
- Customer advocacy culture
- Loss mitigation
- Compliance
- Recapture

Source: Insider Mortgage Finance Top 50 Mortgage Servicing Participants 2Q19

Mr. Cooper Group 5

 Capitalizing on Refinance Conditions  Funded Volume ($ billions)  We’ve been investing in originations for several years, which has positioned the Company to capitalize on the recent rally in mortgage rates

 Industry(2)  Industry-leading Originations Metrics  Origination Margins  bps  Refinance Recapture  Industry(1)  ⁽¹⁾ Industry origination margins data based on Mortgage Bankers Association’s Performance Report series. Note: Industry margins based on funded volume. Mr. Cooper margins based on a calculated method (Revenue based on pull through adjusted locked volume, expenses based on funded volume) ⁽²⁾Industry refinance recapture data based on Black Knight’s mortgage monitor March 2019 report.

 A specially-trained team of agents with state-of-the-art tools to help our customers with refinancing  Implementing Home Advisor within the Value Chain    Easy Tools To De-mystify Mortgage        SMART ROUTING  Market Eligibility, Authentication, & Predictive Decisioning  DIGITAL VOICE  Instant Payoff Quotes, Rapid Registrations    Omni Channel    Thousands of Options Generated in Minutes with No Impact to Credit Score  “At A Glance” Customer Data Overview   Email Alerts  Home Snapshot  Mortgage Tune-Up  Fulfillment Desk for Processors, Underwriters  Home Advisor Suite of Tools          Single Agent for All Customer Needs  Loan Tracker  BEST-FIT BENEFITS ENGINE  CUSTOMER INSIGHTS ENGINE  PRICING FOR MULTIPLE PRODUCTS  AUTOMATED UNDERWRITING FOR EVERY LOAN TYPE  ONE-CLICK DISCLOSURES MANAGEMENT  OPTIMIZED SECONDARY CAPITAL MARKETS

 The Home Advisor “Lift”  Home Advisor Team  Traditional Customer Service Representative  Conversion from Inbound Lead to Loan Lock  Home Advisor is producing a significant lift in conversion rates for calls handled by the team compared to similar calls routed through the call center    9.5%    1.3%

Fostering a High-Trust Environment

Over the past three years, Mr. Cooper has focused on building a strong and inclusive culture.

Great Place To Work®
Certified
JUL 2019–JUL 2020
USA
™

- ✓ **Core Values key component of performance management**
- ✓ **Improved communications including: Hanging With Jay, Yammer, Weekly Leader Calls**
- ✓ **Launched Showcase to Recognize Team Members – a tool used more than 70,000 times in 2018**
- ✓ **Office Of Diversity & Inclusion hosted 67 events in 2018 with 10 resource teams**
- ✓ **Launched Great Place To Work initiative**
- ✓ **Voluntary turnover rate has improved +24% year-over-year**

Mr. Cooper Group® 10

   ⁽¹⁾ Please see appendix for reconciliations of non-GAAP items  Second Quarter Highlights  Reported loss of ($0.96) per share driven by ($231) mm mark-to-market and pretax operating income of $118 mm⁽¹⁾Generated record Originations EBT of $118 mm on record funded volume of $10 bnServicing UPB +2% q/q to $644 bn with an operating margin of 6.7 bpsXome reported EBT of $7 mm and pretax operating income of $10 mm,⁽¹⁾ due to significant progress integrating AMS  Pretax Operating Income (loss)($ mm)

Record Originations Results in 2Q'19



Funded Volume By Channel
$10.0
+76% q/q
$5.5
$5.1
$5.4
$5.7
$2.9
$2.7
$3.2
$3.1
$5.8
$2.6
$2.5
$2.3
$2.2
$3.5
$0.4
$0.7
Correspondent +85% q/q
Direct to Consumer +62% q/q
Wholesale
2Q'18
3Q'18
4Q'18
1Q'19
2Q'19



Originations Margin (1)
0.62%
0.68%
0.50%
0.68%
0.90%
2Q'18
3Q'18
4Q'18
1Q'19
2Q'19

- Total funded volume of $10.0 bn was up 76% q/q, while total lock volume was up 87% q/q
- Correspondent volume benefitted from first full quarter of Pacific Union. Integration is now complete
- Correspondent is now our primary channel for new customer acquisition, averaging 78% purchased volume
- DTC margins exceeded 200 bps in the quarter, benefiting from investments in digital platform, customer tools, back office processing, and Home Advisor
- **Originations funded $7.7 billion in volumes in July and August, with Originations Margins > 1.0%**

(1) Please see appendix for reconciliations of non-GAAP measures

Mr. Cooper Group 12

   Servicing Portfolio +2% q/q during 2Q’19  Total portfolio increased by 2% sequentially to $644 bnExcluding the economic share of run-off attributable to excess spread partners, the net replenishment rate was 105%Subservicing declined from 48% of the portfolio to 47%During the quarter, we took on ownership of $23 bn MSR UPB associated with the Seterus acquisition, which was previously a subservicing contract The reverse mortgage portfolio remains in run-off, with balances down 21% y/yBulk acquisitions and sales were minimal during the quarter  Portfolio Walk ($ bn)    +2%q/q  ⁽¹⁾ Excludes Seterus transfer of $23 bn to MSR Portfolio

2Q'19 Servicing Margin Impacted by Higher Amortization



Servicing Margin (bps) (1)
5.8
6.5
7.6
7.5
6.7
5.6
6.0
6.7
6.8
6.0
Titan Expenses
Pretax Income
2Q'18
3Q'18
4Q'18
1Q'19
2Q'19



CPR Trend
12.1%
11.1%
9.1%
8.2%
13.0%
2Q'18
3Q'18
4Q'18
1Q'19
2Q'19

- Excluding the mark, servicing margin was 6.0 bps, as amortization increased due to rising prepayment speeds
- Servicing margin included $11 mm in Project Titan expenses. Excluding Titan expenses, servicing margin would have been 6.7 bps
- Titan contributed $5 mm in EBT in the quarter, primarily due to productivity enhancements related to payoff quotes, late fees, modification workflow processes, and HomeAdvisor
- **CPR averaged 17% during July and August**

(1) *Please see appendix for reconciliations of non-GAAP measures*

Mr. CooperGroup 14

2Q'19 Xome Operating Results Improved to $10 mm

Operating Profitability ($ mm's)[1]



Core Xome
AMS
$10
$10
$8
$7
$12
2Q'18
3Q'18
4Q'18
1Q'19
2Q'19
$(5)
$(7)
$(7)
$(2)

- AMS impact improved $5 mm q/q, with back office migration completed in July
- Exchange revenues improved due to third-party wins, while title and close benefitted from refinance volumes
- **AMS passed the break-even point in July**

Revenue ($ mm's)



Revenue from 3rd parties
$62
$95
$104
$96
$108
28%
49%
57%
53%
53%
2Q'18
3Q'18
4Q'18
1Q'19
2Q'19

Exchange Property Listings Sold



3,112
2,658
2,222
2,421
2,645
2Q'18
3Q'18
4Q'18
1Q'19
2Q'19

[1] *Please see appendix for reconciliations of non-GAAP measures*

Mr. CooperGroup 15

Update on Deleveraging Plan  ⁽¹⁾ Please see appendix for reconciliations of non-GAAP measures  At 6/30/19 Nationstar Mortgage LLC’s tangible net worth ratio was 12.5%During 2Q’19, debt: adjusted EBITDA declined to 5.2x, thanks to strong growth in EBITDAEstimated 2Q’19 steady state cash flow improved to $93 mm on strong origination profitabilityDuring 2q warehouse line capacity increased by $485 mm and MSR lines by $150 mmDuring 3Q’19 we called $100 mm of senior notes maturing 2021 for settlement in early October   Nationstar Mortgage LLC Capital Ratio

   Appendix

   ROTCE Reconciliation  ⁽¹⁾ Includes income tax benefit and non-controlling interest⁽²⁾ Assumes GAAP tax-rate of 24.2% and does not give credit to cash flow benefits of the DTA⁽³⁾ Assumes marginal tax rate of 3.2%  ROTCE is a non-GAAP financial measure that is computed by dividing earnings by tangible common equity. Tangible common equity equals total stockholders’ equity less goodwill and intangible assets. The methodology of determining tangible common equity may differ among companies. Management believes that ROTCE is a useful financial measure because it measures the performance of a business consistently and enables investors and others to assess the Company’s use of equity. We are unable to provide a reconciliation of the forward-looking non-GAAP financial measure to its most directly comparable GAAP financial measure because we are unable to provide, without unreasonable effort, a meaningful or accurate calculation or estimate of amounts that would be necessary for the reconciliation due to the complexity and inherent difficulty in forecasting and quantifying future amounts or when they may occur. Such unavailable information could be significant to future results.

   Operating Pretax Income Reconciliation

   Servicing Non-GAAP Reconciliation

   Servicing Portfolio  ⁽¹⁾ Forward runoff rate is calculated as the annualized forward servicing runoff divided by forward beginning of period UPB ⁽²⁾ Amount represents the additional amortization required under the fair value amortization method over the cost amortization method

   Originations Non-GAAP Reconciliation  Note: Revenue based on pull through adjusted locked volume, expenses based on funded volume.

   Xome Non-GAAP Reconciliation

   Adjusted EBITDA  Numbers may not add due to rounding  ⁽¹⁾ Adjusted EBITDA calculated consistent with the definition in the corporate indentures for senior unsecured notes maturing in 2023 and 2026. 2Q’19 includes merger related cost ($17 mm), Project Titan expenses ($11 mm), and other qualifying adjustments ($2 mm) as per 2023/2026 high yield debt covenants.

   2Q’19 Sources and Uses Cash Flow  ⁽¹⁾ Notable items include $17 mm merger related costs and $11 mm Project Titan spending⁽²⁾ Required investment to sustain the net MSR is based on $(125) mm forward MSR amortization, $59 mm excess spread accretion, and $(26) mm fair value amortization